UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2026

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AEBI SCHMIDT HOLDING AG

(Exact name of registrant as specified in its charter)

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Switzerland	001-42663	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Schulstrasse 4

Frauenfeld, Switzerland CH-8500

(Address of Principal Executive Offices) (Zip Code)

+44 44-308-5800

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AEBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 24, 2026, Aebi Schmidt Holding AG (“Aebi Schmidt”) issued a press release (the “Press Release”) announcing, among other things, certain preliminary, unaudited financial information for the quarter and full year ended December 31, 2025. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 and Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As indicated in the Press Release, James A. Sharman, Peter Spuhler, and Paul Mascarenas, currently members of Aebi Schmidt’s Board of Directors (the “Board”), with terms expiring at Aebi Schmidt’s 2026 Annual General Meeting of Shareholders (the “2026 Annual Meeting”), will not stand for re-election at the 2026 Annual Meeting.

Mr. Sharman currently serves as Chairman of the Board and as a member of the Board’s Human Resources and Compensation Committee, and his service in those roles will also end effective as of the 2026 Annual Meeting. Mr. Mascarenas chairs the Board’s Governance and Sustainability Committee, and his service in that role will also end effective as of the 2026 Annual Meeting.

Aebi Schmidt expects the Board to decrease in size from eleven to eight members immediately following the 2026 Annual Meeting.

Messrs. Sharman, Spuhler, and Mascarenas’s retirement from the Board did not result from any disagreement with Aebi Schmidt’s operations, policies or practices.

The Board expressed its thanks to Messrs. Sharman, Spuhler, and Mascarenas for their service to the Board.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

99.1	Press Release dated February 24, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEBI SCHMIDT HOLDING AG

Date: February 24, 2026	By:	/s/ Barend Fruithof
	Name:	Barend Fruithof
	Title:	Group CEO

Date: February 24, 2026	By:	/s/ Marco Portmann
	Name:	Marco Portmann
	Title:	Group CFO